                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                                  ___________



                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 31, 1999



                                ENVIROGEN, INC.
                     ------------------------------------
            (Exact name of registrant as specified in its charter)


                Delaware                0-20404           22-2899415
       ------------------------------  -----------   ------------------
      (State or other jurisdiction    (Commission      (IRS Employer
          of incorporation)            File Number)   Identification No.)


   4100 Quakerbridge Road
   Lawrenceville, New Jersey                                08648
  ---------------------------------------                -----------
 (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (609) 936-9300
                                                     --------------


                                Not Applicable
          ----------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 4. Change in Registrant's Certifying Accountant
        --------------------------------------------

On April 7, 1999, Envirogen filed a Current Report on Form 8-K announcing that Envirogen had dismissed PricewaterhouseCoopers LLP and selected Ernst & Young LLP to serve as its independent accountants and disclosing the applicable information required by Item 304 of Regulation S-K. Prior to the filing of such Report, Envirogen provided PricewaterhouseCoopers LLP with a copy of the statements disclosed in the Report and requested that PricewaterhouseCoopers LLP furnish Envirogen with a letter addressed to the Commission stating whether or not it agrees with the statements made in the Report. At the time of the filing of the Report, such letter had not been provided to Envirogen.

On April 8, 1999, Envirogen received the aforementioned letter from PricewaterhouseCoopers LLP. A copy of such letter, dated April 7, 1999, is filed as Exhibit 16 to this Form 8-K/A.


ITEM 7. (c) Exhibits.
        -------------

      Exhibit Number    Description of Exhibit

      Exhibit 16        Letter dated April 7, 1999 of PricewaterhouseCoopers LLP





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                                  SIGNATURES
                                  ----------


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ENVIROGEN, INC.



Date: April 12, 1999                By:  /s/ Robert S. Hillas
                                         -----------------------------
                                         Robert S. Hillas
                                         President and Chief Executive Officer



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

                                 EXHIBIT INDEX
                                 -------------


  Exhibit Number      Description of Exhibit
  --------------      ----------------------

         16           Letter dated April 7, 1999 of PricewaterhouseCoopers LLP



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